Supplement to the
Fidelity® Low-Priced Stock Fund
September 29, 2003
Prospectus

Effective the close of business on December 31, 2003, new positions in the fund may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on December 31, 2003 generally will not be allowed to buy shares of the fund. New fund positions may be opened until July 30, 2004: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by December 31, 2003 and 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since December 31, 2003. After the close of business on July 30, 2004, these registered investment advisers may open new fund positions provided they limit their clients' aggregate ownership of the fund to the number of shares held on or before the close of business on July 30, 2004. In addition, certain customized participant plan programs that currently include the fund may open new fund positions after the close of business on July 30, 2004, provided they limit their aggregate ownership of the fund to the number of shares held on or before the close of business on July 30, 2004. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

LPS-04-03 June 29, 2004
1.480654.116